UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Under its Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017 (the “Amendment”) (previously described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2017), the Company agreed to furnish selected financial information on a Current Report on Form 8-K on or prior to July 31, 2017.

The required information is as follows:

•	The Company expects its full year 2016 revenue to be between $530-533 million.

•	The Company expects its fourth quarter 2016 revenue to be between $157-160 million and its first quarter 2017 revenue to be between $151-156 million.

•	The Company expects its fourth quarter 2016 Adjusted EBITDA(+,*) to be between $18-21 million and its first quarter 2017 Adjusted EBITDA to be between $16-21 million. Our first quarter is typically a seasonally softer quarter for our financial performance.

+ With respect to the fourth quarter 2016 and first quarter 2017 Adjusted EBITDA guidance in this Current Report on Form 8-K, a quantitative reconciliation to its most directly comparable GAAP financial measure is not available without unreasonable efforts due to current uncertainty with respect to the Company’s income tax, purchase-accounting and goodwill impairment analyses (and any related adjustments) in those periods that are excluded from Adjusted EBITDA. We believe that these items may have a significant impact on our final GAAP financial results for these periods. See also “About Non-GAAP Financial Measures” below.

In addition, the Company intends to file all of its currently delinquent filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including its 2016 Annual Report on Form 10-K, in the third quarter of 2017.

Our estimated fourth quarter 2016 and first quarter 2017 revenue and estimated Adjusted EBITDA guidance above (as well as our estimated full year 2016 revenue guidance) is preliminary and unaudited. The guidance is subject to the completion and finalization of quarter and year-end financial and accounting procedures, and reflects management’s estimates based solely upon information available to management as of the date of this Current Report on Form 8-K. Further, our estimated Adjusted EBITDA guidance above should not be viewed as a substitute for quarterly and full year financial statements prepared in accordance with generally accepted accounting principles in the United States of America.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

*	About Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity.

Adjusted EBITDA is one of the primary measures used by our management and board of directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short and long term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the compensation committee of our board of directors to establish the funding targets for (and subsequent funding of) our annual bonus pool for our employees and executives. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements.

We define Adjusted EBITDA as net income (loss) before income tax expense (benefit), interest income (expense), change in fair value of financial instruments, other (income) expense, depreciation and amortization (including depreciation and amortization expense relating to equity method investments), as further adjusted to eliminate the impact of, when applicable, stock-based compensation, acquisition, integration and transaction costs, and restructuring charges. Other income (expense), acquisition, integration and transaction costs and restructuring charges include such items, when applicable, as (a) income (loss) from investments, foreign currency exchange gains (losses), loss on disposal of fixed assets and other income (expenses), (b) non-cash GAAP purchase accounting adjustments for certain deferred revenue and costs, (c) legal, accounting and other professional fees directly attributable to acquisition activity, (d) employee severance and retention payments and third party professional fees directly attributable to acquisition or corporate realignment activities, (e) legal settlements (and related professional fees) or reserves for legal settlements in the period that pertain to historical matters that existed at acquired companies prior to their purchase date, and (f) restructuring expenses and employee termination benefits. Management does not consider these costs to be indicative of our core operating results.

Cautionary Note Concerning Forward-Looking Statements

We make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to our expected financial performance and the timing of filing our delinquent Exchange Act reports. These forward-looking statements are based on information available to us as of the date of this Current Report on Form 8-K and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. We may learn new information during the completion and finalization of our quarter and year-end financial and accounting procedures that may alter our final financial-performance results for those periods versus the preliminary guidance included in this Current Report on Form 8-K and/or may require that we restate our financial statements for one or more prior fiscal periods. In addition, actual results may vary materially from those expressed or implied by the forward looking statements herein due to a variety of other factors, including: our ability to remediate material weaknesses in our internal control over financial reporting and to complete such remediation in a timely manner; our ability to maintain effective internal control over financial reporting; our ability to integrate businesses or technologies we acquire and realize run-rate synergies from those acquisitions; our dependence on our existing relationship and agreement with Southwest Airlines; increased demand by customers for greater bandwidth, speed and performance and increased competition from new technologies and market entrants; customer attrition due to direct arrangements between satellite providers and customers; pricing pressure in our Content segment and a reduction in the use of intermediary content service providers; a reduction or elimination of the time between our receipt of content and it being made available to the rental or home viewing market; a reduction in the volume or quality of content produced by studios, distributors or other content providers; increased on-board use of personal electronic devices and content accessed and downloaded prior to travel, or regulators’ prohibitions on any such devices onboard aircraft in some jurisdictions; our ability to compete as a content provider against “over the top” download services and other companies that offer in-flight entertainment systems; the costs to defend and/or settle current and potential future civil intellectual property lawsuits and related claims for indemnification as well as pending securities class action claims; limitations on the cash flow available to make investments due to our substantial indebtedness and our ability to generate sufficient cash flow to make payments thereon or maintain liquidity; our ability to remain in compliance with the operational and financial covenants in our credit agreement; our ability to repay the principal amount of our convertible notes at maturity, raise the funds necessary to settle conversions of our convertible notes or repurchase our convertible notes upon a fundamental change or on specified repurchase dates or due to future indebtedness; our ability to retain key members of senior management; and other risks and uncertainties set forth in this Current Report on Form 8-K and in our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

The forward-looking statements herein speak only as of the date the statements are made (which is the date of filing this Current Report on Form 8-K). You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

Dated: July 31, 2017

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